Exhibit 10.1

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential; such information has been marked with “[***]”. Certain personally identifiable information has been omitted pursuant to Item 601(a)(6) of Regulation S-K.

COMPAL ELECTRONICS, INC.

Address:	NO. 581 & 581-1, RUIGUANG RD., NEIHU DISTRICT, TAIPEI CITY 11492, TAIWAN, R.O.C.	TEL: 886-2-8797-8588 FAX: 886-2-2658-5037

PROFORMA INVOICE

Invoice No.: 2026103003	Date: 11/03/2026
Incoterm: DAP

Bill to	Ship to
Exascale Labs Holdings, Inc.	[***]
820 Gessner Road,
Texas 77024, USA

Attn: Hoansoo Lee	Attn: Hoansoo Lee
Tel: [***]	Tel: [***]
Payment team: 20% prepayment when issuing the Purchase Order; 80% before the shipment

Line	Compal Part Number	Description	QTY	Unit price USD	Amount USD
1	[***]	Intel BHS 10U GPU Server with Nvidia B300	16	$565,000.00	$9,040,000.00
Say Total:	USD Nine million forty thousand dollars.

Exascale Labs Holdings, Inc.	COMPAL ELECTRONICS, INC.

/s/ Hoansoo Lee	/s/ Jason Lee